                                                                   EXHIBIT 10.88


                          REGISTRATION RIGHTS AGREEMENT

               THIS REGISTRATION RIGHTS AGREEMENT, dated as of February ___, 1999 (this "Agreement"), is made by and between RIDE, INC., a Washington corporation (the "Company"), and ADVANTAGE FUND II LTD. ("Advantage").

                              W I T N E S S E T H:
                              - - - - - - - - - -

               WHEREAS, to induce Advantage to execute and deliver a Loan and Security Agreement dated as of even date herewith and pursuant to which Advantage has tendered to the Company for cancellation shares of Ride's Series B 5% Cumulative Convertible Preferred Stock, the Company has agreed to issue to Advantage a promissory note (the "Note") and warrant to purchase 100,000 shares of Common Stock (the "New Warrant");

               WHEREAS, to induce Advantage to execute and deliver the Loan and Security Agreement, the Company has agreed to provide Advantage with certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "1933 Act"), and applicable state securities laws with respect to the Common Stock issuable upon exercise of the New Warrant and with respect to any Common Stock issued in payment of interest on the Note;

               NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Advantage hereby agree as follows:

               1. DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

               "Exchange Act" means the Securities Exchange Act of 1934, as amended.

               "Advantage" means Advantage and any transferee or assignee who agrees to become bound by the provisions of this Agreement in accordance with
Section 9 hereof.

               "Register," "registered," and "registration" refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Actor any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration





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or ordering of effectiveness of such Registration Statement by the United States
Securities and Exchange Commission (the "SEC").

               "Registrable Securities" shall mean the shares of Common Stock issuable upon exercise of the New Warrant.

               "Registration Period" means the period from the date hereof to the earlier of (i) the date which is two years after the date hereof, (ii) the date on which Advantage can sell the Registrable Securities pursuant to Rule 144(k) and (iii) the date on which Advantage no longer beneficially own any Registrable Securities.

               "Registration Statement" means a registration statement of the Company, in the Form declared effective, under the 1933 Act, including any amendment thereto.

               2. PIGGY-BACK REGISTRATION. If at any time during the Registration Period the Company shall determine to prepare and file with the SEC a Registration Statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, the Company shall send to Advantage written notice of such determination and, if within ten (10) days after receipt of such notice, Advantage shall so request in writing, the Company shall include in such Registration Statement all or any part of the Registrable Securities Advantage requests to be registered, except that if, in connection with any underwritten public offering for the account of the Company the managing underwriter(s) thereof shall impose a limitation on the number of shares of Common Stock which may be included in the Registration Statement because, in such underwriter(s)' judgment, such limitation is necessary to effect an orderly public distribution, then the Company shall be obligated to include in such Registration Statement only such limited portion of the Registrable Securities; PROVIDED, HOWEVER, that the Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities the holders of which are not entitled by right to inclusion of securities in such Registration Statement; and PROVIDED FURTHER, that, after giving effect to the immediately preceding proviso, any exclusion of Registrable Securities shall be made pro rata with holders of other securities having the right to include such securities in the Registration Statement, based on the number of securities for which registration is requested except to the extent such pro rata exclusion of such other securities is prohibited under any written agreement entered into by the Company with the holder of such other securities prior to the date of this Agreement, in which case such other securities shall be excluded, if at all, in accordance with the terms of such agreement. The obligations of the Company under this Section shall expire after the Company has afforded the opportunity for Advantage to exercise registration rights under this Section for two registrations; PROVIDED, HOWEVER, that if Advantage shall have had any Registrable Securities excluded from any Registration Statement in accordance with this Section then it shall be entitled to include in an additional Registration Statement filed by the Company the Registrable Securities so excluded.

               3. OBLIGATIONS OF THE COMPANY. In connection with the registration of the Registrable Securities, the Company shall:

               (a) furnish to Advantage and its legal counsel, (1) promptly after the same is prepared and publicly distributed, filed with the SEC or received by the Company, one copy of the Registration Statement and any amendment thereto, each preliminary prospectus and prospectus and each amendment or supplement thereto, each letter written by or on behalf of the Company to the SEC or the staff of the SEC and each item of correspondence from the SEC or the staff of the SEC relating to such Registration Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment) and (2) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents, as Advantage may reasonably request in order to facilitate the disposition of the Registrable Securities owned by Advantage;

               (b) in the event that the Registrable Securities are being offered in an underwritten offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the underwriters of such offering;

               (c) as promptly as practicable after becoming aware of such event or circumstance, notify Advantage of any event or circumstance of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and use its best efforts promptly to prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and deliver such number of copies of such supplement or amendment to Advantage as Advantage may reasonably request;

               (d) as promptly as practicable after becoming aware of such event, notify Advantage (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the SEC of any stop order or other suspension of effectiveness of the Registration Statement at the earliest possible time;

               (e) permit a single firm of counsel designated as selling stockholders' counsel to review and comment on the Registration Statement and all amendments and supplements thereto a reasonable period of time prior to their filing with the SEC and shall pay up to $25,000 in legal fees for counsel to Advantage in connection therewith less any legal fees paid to counsel for Advantage in connection with execution of the Loan and Security Agreement, New Warrant and Note;

               (f) make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the 1933 Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of the Registration Statement;

               (g) use its best efforts to cause all the Registrable Securities covered by the Registration Statement to be listed on the Nasdaq National Market ("Nasdaq") or such other principal securities market on which securities of the same class or series issued by the Company are then listed or traded; take all other reasonable actions necessary to expedite and facilitate the disposition by Advantage of the Registrable Securities pursuant to the Registration Statement;

               (h) provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement;

               (i) cooperate with Advantage and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates to be in such denominations or amounts as the case may be, as the managing underwriter or underwriters, if any, or Advantage may reasonably request and registered in such names as the managing underwriter or underwriters, if any, or Advantage may request; and

               (j) use best efforts to (i) register and qualify the Registrable Securities covered by the Registration Statement under such securities or blue sky laws of such jurisdictions as the persons who hold a majority in interest of the securities covered by such Registration Statement being offered reasonably request, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof at all times until the end of the Registration Period,
(iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period and
(iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; PROVIDED, HOWEVER, that the Company shall not be required in connection therewith or as a condition thereto (I) to qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(j), (II) to subject itself to general taxation in any such jurisdiction, (III) to file a general consent to service of process in any such jurisdiction, (IV) to provide any undertakings that cause more than nominal expense or burden to the Company or
(V) to make any change in its charter or by-laws, which in each case the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders.

               (k) take all other reasonable actions necessary to expedite and facilitate the disposition by Advantage of the Registrable Securities pursuant to the Registration Statement.


               4. OBLIGATIONS OF ADVANTAGE. In connection with the registration of the Registrable Securities, Advantage shall have the following obligations:

               (a) It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities that Advantage shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least four (4) days prior to the first anticipated filing date of the Registration Statement, the Company shall notify Advantage of the information the Company requires from Advantage (the "Requested Information") if any of its Registrable Securities are eligible for inclusion in the Registration Statement. If at least one (1) business day prior to the filing date the Company has not received the Requested Information from Advantage, then the Company may file the Registration Statement without including Registrable Securities;

               (b) Advantage by its acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless Advantage has notified the Company in writing of its election to exclude all of its Registrable Securities from the Registration Statement;

               (c) In the event of an underwritten public offering, Advantage agrees to enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities, unless Advantage has notified the Company in writing of its election to exclude all of its Registrable Securities from the Registration Statement;

               (d) Advantage agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(c) or 3(d), Advantage will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until its receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(c) or 3(d) and, if so directed by the Company, Advantage shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in its possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice; and

               (e) Advantage may not participate in any underwritten registration hereunder unless Advantage (i) agrees to sell its Registrable Securities on the basis provided in any underwriting arrangements approved by Advantage entitled hereunder to approve such arrangements, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions and other fees and expenses of investment bankers and any manager or managers of such underwriting and legal expenses of the underwriters applicable with respect to its Registrable Securities, in each case to the extent not payable by the Company pursuant to the terms of this Agreement.

               5. EXPENSES OF REGISTRATION. All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Section 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees and the fees and disbursements of counsel for the Company, shall be borne by the Company, PROVIDED, HOWEVER, that except as provided in
Section 3(e), Advantage shall bear the fees and out-of-pocket expenses of any legal counsel retained by Advantage.

               6. INDEMNIFICATION. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

               (a) To the extent permitted by law, the Company will indemnify and hold harmless Advantage, any affiliate of Advantage, the directors, if any, of Advantage, the officers, if any, of Advantage, each person, if any, who controls Advantage within the meaning of the Securities Act or the Exchange Act, any underwriter (as defined in the 1933 Act) for Advantage, the directors, if any, of such underwriter and the officers, if any, of such underwriter, and each person, if any, who controls any such underwriter within the meaning of the Securities Act or the Exchange Act (each, an "Indemnified Person"), against any losses, claims, damages, liabilities or expenses (joint or several) incurred (collectively, "Claims") to which any of them may become subject under the 1933 Act, the Exchange Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any of the following statements, omissions or violations in the Registration Statement, or any post-effective amendment thereof, or any prospectus included therein: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading or (iii) any violation or alleged violation by the Company of the 1933 Act, the Exchange Act, any state securities law or any rule or regulation under the 1933 Act, the Exchange Act or any state securities law (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). Subject to the restrictions set forth in
Section 6(c) with respect to the number of legal counsel, the Company shall reimburse Advantage and each such underwriter or controlling person, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by any Indemnified Person or underwriter for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement, the prospectus or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(c) hereof; (ii) with respect to any preliminary prospectus, shall not inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, if such prospectus was timely made available by the Company pursuant to Section 3(c) hereof; and (iii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by Advantage pursuant to Section 9.

               (b) In connection with any Registration Statement in which Advantage is participating, Advantage agrees to indemnify and hold harmless, to the same extent and in the same manner set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, any underwriter and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such stockholder or underwriter within the meaning of the Securities Actor the Exchange Act (collectively and together with an Indemnified Person, an "Indemnified Party"), against any Claim to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by Advantage expressly for use in connection with such Registration Statement; and Advantage will reimburse any legal or other expenses reasonably incurred by any Indemnified Party in connection with investigating or defending any such Claim; PROVIDED, HOWEVER, that the indemnity agreement contained in this Section 6(b) shall not apply to amounts paid in settlement of



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any Claim if such settlement is effected without the prior written consent of
Advantage, which consent shall not be unreasonably withheld; PROVIDED, FURTHER, HOWEVER, that Advantage shall be liable under this Section 6(b) for only that amount of a Claim as does not exceed the amount by which the net proceeds to Advantage from the sale of Registrable Securities pursuant to such Registration Statement exceeds the cost of such Registrable Securities to Advantage. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by Advantage pursuant to Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

               (c) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel selected by the indemnifying party but reasonably acceptable to the Indemnified Person or the Indemnified Party, as the case may be; PROVIDED, HOWEVER, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. In such event, the Company shall pay for only one separate legal counsel for Advantage; such legal counsel shall be selected by the persons holding a majority in interest of the securities included in the Registration Statement to which the Claim relates. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

               (d) To the extent that the Company and Advantage agree pursuant to a subsequent agreement to provide indemnification to Advantage with respect to any such Registration Statement, the provisions of the later agreement shall control.





                                       8
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               7.     CONTRIBUTION. To the extent any indemnification by an
indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; PROVIDED, HOWEVER, that (a) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6, (b) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation and (c) contribution by any seller of Registrable Securities shall be limited in amount to the amount by which the net amount of proceeds received by such seller from the sale of such Registrable Securities exceeds the purchase price paid by such seller for such Registrable Securities.

               8. REPORTS UNDER EXCHANGE ACT. With a view to making available to Advantage the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit Advantage to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

               (a) make and keep public information available, as those terms are understood and defined in Rule 144;

               (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act;

               (c) furnish to Advantage so long as Advantage owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and
(iii) such other information as may be reasonably requested to permit Advantage to sell such securities pursuant to Rule 144; and

               (d) take all reasonable actions necessary and cooperate with Advantage to effect sales of Registrable Securities pursuant to Rule 144.

               9. ASSIGNMENT OF THE REGISTRATION RIGHTS. The rights to have the Company register Registrable Securities pursuant to this Agreement shall be automatically assigned by Advantage to any transferee of all or any portion of such securities (or all or any portion of the Warrant) only if: (a) Advantage agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (b) the Company is, within a reasonable time prior to such transfer or assignment, furnished with written notice of (i) the name and address of such transferee or assignee and (ii) the securities with respect to which such registration rights are being transferred or assigned, (c) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, and (d) at or before the time the Company received the written notice contemplated by clause (b) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein. In connection with any such transfer the Company shall, at its sole cost and expense, promptly after such assignment take such actions as shall be reasonably acceptable to Advantage and such transferee to assure that the Registration Statement and related prospectus are available for use by such transferee for sales of the Registrable Securities in respect of which the rights to registration have been so assigned.

               10. AMENDMENT OF REGISTRATION RIGHTS. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Advantage who hold a majority in interest of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon Advantage and the Company.

               11.    MISCELLANEOUS.

               (a) A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

               (b) Any notice to be given or to be served upon any party in connection with this Agreement must be in writing and will be deemed to have been given and received upon confirmed receipt, if sent by facsimile, or two (2) days after it has been submitted for delivery by Federal Express or an equivalent carrier and five (5) days after it has been mailed by first class mail, charges prepaid and addressed to the following addresses with a confirmation of delivery:

               If to the Company, to:

               Ride, Inc.
               8160 304th Avenue Southeast
               Preston, Washington 98050
               Attn.: President
               Telephone: (425) 222-8239
               Facsimile: (425) 222-6499

        With a copy to:



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

               Summit Law Group PLLC
               1505 Westlake Avenue North, Suite 300
               Seattle, Washington 98109
               Attn.: Karen Andersen, Esq.
               Telephone: (206) 281-9881
               Facsimile: (206) 281-9882

        If to the Buyer, to:

               Advantage Fund II Ltd.
               c/o CITCO
               Kaya Flamboyan 9
               Curacao, Netherlands Antilles
               Attn.: W.R. Weber
               Telephone: 011-599-9732-2161
               Facsimile: 011-599-9732-2008

        With a copy to:

               Genesee International, Inc.
               10500 N.E. 8th Street, Suite 1920
               Bellevue, Washington 98004
               Attn.: Chris Purrier
               Telephone: (425) 462-1673
               Facsimile: (425) 462-4645

        With a copy to:

               Freeborn & Peters
               950 17th Street, Suite 2600
               Denver, Colorado 80202
               Attn.: Kenneth S. Witt, Esq.
               Telephone: (303) 628-4200
               Facsimile: (303) 628-4240

Any party may, at any time by giving notice to the other party, designate any other address in substitution of an address established pursuant to the foregoing to which such notice will be given.

               (c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

               (d) The terms, conditions and enforceability of this Agreement shall be governed by and interpreted under the laws of the State of Washington. Any claim, dispute or disagreement relating to the terms and conditions of this Agreement, or arising from this Agreement or the subject matter of this Agreement, may be brought only in the courts of the State of Washington or in any United States District Court located in the State of Washington, which shall have exclusive jurisdiction thereof. The parties to this Agreement consent to such jurisdiction and venue and hereby knowingly and voluntarily waive all objections thereto on the basis of lack of personal jurisdiction, venue or convenience.

               (e) In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

               (f) This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

               (g) Subject to the requirements of Section 9 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

               (h) All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

               (i) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

               (j) This Agreement may be executed in two or more counterparts,each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by telephone line facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.



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




               IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of day and year first above written.

                                                    RIDE, INC.


                                                    By:
                                                        --------------------

                                                    Name:
                                                         -------------------
                                                    Title:
                                                          ------------------

                                                    ADVANTAGE FUND II LTD.


                                                    By
                                                       -------------------------
                                                    Name:
                                                         -----------------------
                                                    Title:
                                                          ----------------------

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